Exhibit 10.4

Loan No. 901000543 ENVIRONMENTAL INDEMNITY THIS ENVIRONMENTAL INDEMNITY (this “Indemnity”) is given this 3rd day of April, 2013, by WU/LH 103 FAIRV1EW PARK L.L.C., a Delaware limited liability company, an;d WUILH 404 FlELDCREST L.L.C., a Delaware limited liability company (collectively, “Borrower’’), and GTJ REALTY, LP, a Delaware limited partnership (“Guarantor’’), to and for the benefit of GENWORTH LIFE INSURANCE COMPANY, a Delaware corporation (“Lender”). Borrower and Guarantor are individually and collectively referred to in this Indemnity as “Indemnitor.” RECITALS Borrower has applied to Lender for a loan (“Loan”) in the amount of FOURTEEN MILLION FOUR HUNDRED THOUSAND DOLLARS ($14,400,000.00). The Loan will be evidenced by an Amended and Restated Promissory Note (“Note”) and secured by an Amended and Restated Mortgage, Assignment of Rents and Leases, and Security Agreement (“Mortgage”) on real property (“Property”) located in Westchester County, New York, and legally described on Exhibit A. Lender would not be willing to make the Loan without this Indemnity. NOW, THEREFORE, in consideration of the financial benefits to Indemnitor from the Loan, the receipt and sufficiency of which are hereby acknowledged by Indemnitor, and to induce Lender to make the Loan, Indemnitor agrees as follows: 1. Indemnity. To the fullest extent permitted by applicable law, Indemnitor shall defend, protect, hold harmless, and indemnify Lender and its affiliates and their shareholders, directors, officers, employees, attorneys, and agents from and against any and all claims, demands, penalties, fees, liens, damages, losses, expenses, and liabilities arising out of or in any way connected with any alleged or actual past or future presence on, under or about the Property of any Hazardous Substance from any cause whatsoever (collectively “Liabilities”); it being intended that Indemnitor shall be strictly and absolutely liable without regard to any fault by Indemnitor other than Liabilities directly caused by the willful conduct or gross negligence of Lender or its agents or employees. “Hazardous Substance” shall mean any hazardous, toxic or dangerous substance, waste or material which is or becomes regulated under any federal, state or local statute, ordinance, rule, regulation or other law now or hereafter in effect pertaining to environmental protection, contamination or clean up, including •without limitation any substance, waste or material which now or hereafter is (A) designated as a “hazardous substance” under or pursuant to the Federal Water Pollution Control Act (33 U.S.C. §1251 et seq.), (B) defined as a “hazardous waste” under or pursuant to the Resource Conservation and Recovery Act (42 U.S.C. §6901 et seq.), (C) defined as a “hazardous substance” in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. §9601 et seq.), or (D) defined or listed as “industrial-commercial waste” or “waste” under N.Y. ENVTL. CONSERV. §27-303, “solid waste” under N.Y. ENVTL. CONSERV. §27-501 and §27-0701, “hazardous waste” and ‘‘waste” under N.Y. ENVTL. CONSERV. §27-0900, “industrial hazardous waste” under N.Y. ENVTL. CONSERV. §27- 1101, and “hazardous waste” or “waste” under N.Y. ENVTL. CONSERV. §27-1301. Notwithstanding the foregoing, this Indemnity shall not relate to any Hazardous Substance which is introduced to the Property (A) by Lender, its agents or employees or (B) subsequent to (x) the date of Indemnitor’s record conveyance of title to the Property, provided that such conveyance is effected upon written consent of Lender and otherwise in compliance with Article IV of the Mortgage, or (y) the date Lender or any third-party purchaser acquires title to the Property as a result of foreclosure or deed in lieu of foreclosure (any such date being hereinafter referred to as the “Transfer Date”); provided, however, that Indemnitor shall bear the burden of proof that the introduction and initial release of such Hazardous Substance (i) occurred subsequent to the Transfer Date, (ii) did not occur as a result of any action of Indemnitor, and (iii) did not occur as a result of continuing migration or release of any Hazardous Substance introduced prior to the Transfer Date in, on, under or near the Property.

2. Payment; Third Party Claims. All amounts payable under this Indemnity shall be paid within twenty (20) days after Lender’s delivery of written demand to Indemnitor. Any amount not paid when due shall thereafter bear interest at ten percent (10%) per annum (or the maximum rate permitted by applicable law if that is less). In the event of any disputed third party claim subject to this Indemnity, Lender shall have the right to choose its own legal counsel (at Indemnitor’s expense) and make all decisions relating to the dispute, including without limitation the litigation strategy and the terms of any settlement. 3. Default; Remedies. The occurrence of any of the following shall constitute an “Event of Default” under this Indemnity: (a) any breach by Indemnitor of any provision of this Indemnity; or (b) any other failure by Indemnitor to perform when due any obligation on its part to be performed hereunder. Upon the occurrence of a default by Indemnitor under this Indemnity, Lender may, in its sole discretion, (i) declare the same to constitute an event of default under the Mortgage and exercise any and all remedies provided therein for an event of default, (ii) bring a court action to enforce the provisions of this Indemnity, and/or (iii) exercise any other right or remedy available to Lender under any other document or instrument now or hereafter existing or at law or in equity. 4. Subrogation of Indemnity Rights. If Indemnitor fails to perform any of its obligations under this Indemnity, Lender shall be subrogated to any rights Indemnitor may have against any former, present or future owners, tenants or other occupants or users of all or any part of the Property, relating to the matters covered by this Indemnity. 5. Recourse. Indemnitor shall be fully and personally liable for all of Indemnitor’s obligations under this Indemnity to the full extent of such liability and without regard to the original principal balance of the Loan and shall not be subject to any non-recourse or other limitation of liability provision of the Note or the Mortgage. 6. Independent Obligations; Survival. Indemnitor’s obligations under this Indemnity are unconditional, unsecured, and separate, independent and distinct from the obligations evidenced by the Note and secured by the Mortgage. No repayment of the Note or discharge, reconveyance or foreclosure of the Mortgage or any other termination of the lien thereof shall terminate or otherwise affect Indemnitor’s obligations under this Indemnity, which obligations shall, to the fullest extent permitted by applicable law, survive repayment of the Note and reconveyance of the Mortgage, and any sale or other transfer of the Property, whether by sale, foreclosure, deed in lieu of foreclosure, or otherwise. 7. Fees and Expenses. Indemnitor shall reimburse Lender within twenty (20) days of written demand for all reasonable legal fees and other costs and expenses incurred in enforcing this Indemnity, together with interest thereon from the date due until paid at ten percent (10%) per annum (or the maximum rate permitted by applicable law if that is less). Such fees, costs and expenses shall include those incurred with or without suit and in any appeal, any proceedings under any present or future federal bankruptcy act or state receivership, and any post-judgment collection proceedings. 8. Miscellaneous. The obligations under this Indemnity of each Indemnitor shall be joint and several. This Indemnity shall be binding upon Indemnitor and its heirs, representatives, successors and assigns and shall inure to the benefit of Lender and its successors and assigns. This Indemnity shall be governed under the laws of the State of New York. Lender’s rights and remedies under this Indemnity shall be in addition to any other rights and remedies available to Lender under any other document or instrument now or hereafter existing or at law or in equity. The failure of Lender to promptly enforce any right or remedy under this Indemnity shall not constitute a waiver thereof and shall not affect or impair the liability of Indemnitor. If any provision of this Indemnity is invalid, illegal or unenforceable, such provision shall be considered severed from the rest of this Indemnity and the remaining provisions shall continue in full force and effect as if the invalid provision had not been included. Any notice to Indemnitor under this Indemnity shall be to the address given below, or such other address as may be designated by Indemnitor in writing, and shall be deemed to have been given on the date delivered in the case of personal delivery or, if mailed, three (3) days after the postmark thereof. Any amendment, waiver, discharge or termination of this Indemnity or any provision hereof must be in writing and signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. -2-

IN WITNESS WHEREOF, Indemnitor hereby executes this Indemnity as of the day and year first above written. INDEMNITOR: WU/LH 103 FAIRVIEW PARK L.L.C., a Delaware limited liability company ,. By: GTJ Realty, LP, a Delaware limited partnership, Manager By: GTJ GP, LLC, a Maryland limited liability company, General Partner By: GTJ REIT, Inc., a Maryland corporation, Manager By: /s/ Louis Sheinker Name: Louis Sheinker Title: President WU/LH 404 FIELDCREST L.L.C., a Delaware limited liability company By: GTJ Realty, LP, a Delaware limited partnership, Manager By: GTJ GP, LLC, a Maryland limited liability company, General Partner By: GTJ REIT, Inc., a Maryland corporation, Manager By: /s/ Louis Sheinker Name: Louis Sheinker Title: President -3-

GTJ REALTY, LP, a Delaware limited partnership By: GTJ GP, LLC, a Maryland limited liability company, General Partner By: GTJ REIT, Inc., a Maryland Corporation, Manager By: /s/ Louis Sheinker Name: Louis Sheinker Title: President Address for each Indemnitor: 60 Hempstead Avenue, Suite 718 West Hempstead, New York 11552 -4-

EXHIBIT A The property referred to in this Environmental Indemnity is situated in the County of Westchester, State of New York, and is legally described as follows: Parcel I ALL that certain plot, piece or parcel of land, situate, lying and being in the Town of Greenburgh, County of Westchester and State of New York being known as Lot 1 on a certain map entitled “Illustrative Site Plan of Fairview Corporate Park” dated September 15, 1986 and fied in the Office of the County Clerk (Division of Land Records) on September 23, 1986 as Map NO. 22454, being more particularly bounded and described as follows: BEGINNING at a point on the southwesterly side of Fairview Park Drive where the same is intersected by the division line between Lot 1 and property formerly of AT&T Information Systems as shown on the aforesaid Map No. 22454; THENCE along the southwesterly side of Fairview Park Drive and continuing along its southeasterly prolongation, South 55 degrees 24 minutes 00 seconds East 415.070 feet to a point of curve; THENCE along a curve to the right having a radius of 200.00 feet, a central angle of 9 degrees 32 minutes 07 seconds, a distance of 33.284 feet a chord a bearing of, South 50 degrees 37 minutes 56 seconds East, a chord distance of 33.246 feet to a point of tangency; THENCE South 45 degrees 51 minutes 53 seconds East 335.403 feet to the northerly line of land formerly of 835 6th Avenue Realty Corp., now or formerly of Robert Martin Company; THENCE along said land, South 72 degrees 33 minutes 20 seconds West 607.012 feet to the northeasterly line of land formerly of the New York Central Railroad; THENCE northwesterly along said land formerly of the New York Central Railroad along a curve to the left having a radius of 1177.560 feet, a central angle of 20 degrees 46 minutes 49 seconds, a distance of 427.082 feet a chord bearing of, North 38 degrees 08 minutes 44 seconds west; a chord distance of 424.74 feet to the northwesterly corner of Lot 1 as shown on the aforesaid Filed Map No. 22454. THENCE along the southeasterly line Lot 1, North 34 degrees 36 minutes 00 seconds East 410.950 feet to the southwesterly side of Fairview Park Drive, the point and place of BEGINNING. TOGETHER WITH AND SUBJECT TO the terms, conditions, covenants, restrictions and easements contained in Declaration record in Liber 6784 cp 206 as amended in Liber 6978 cp 260, Liber 7623 cp 350 and Liber 7953 cp 760. TOGETHER with a 60-foot wide Right of Way as per County Clerk Map No. 22454. FOR INFORMATION ONLY: SECTION 7.180 BLOCK 52 LOT 29 103 FAIRVlEW PAR.K DRIVE ELMSFORD, NY -5-

Parcel II ALL that certain plot, piece or parcel of land, situate, lying and being located in the Town of Greenburgh, County of Westchester and State of New York, being Lot 6 as shown on a map entitled “Illustrative Site Plan of Fairview Corporate Park” dated September 15, 1986 and filed in the Westchester County Clerk’s Office (Division of Land Records) on September 23, 1986 as Map No. 22454 more particularly bounded and described as follows: BEGINNING from the point of origin formed by the intersection of the northerly side of the existing 50-ft right-of-way (Liber 7486 page 267) and the westerly right-of-way of Saw Mill River Road, proceed the following courses and distances: Southerly along a curve to the right of radius 30.00 feet and a central angle of 80°52’14”, a distance of 42.34 feet and a chord bearing of, South 23°06’40” West, a chord distance of 38.91 feet; THENCE to a point of tangency; THENCE South 63°32’34” West a distance of 393.37 feet; THENCE to a point of curvature; THENCE Westerly along a curve to the right of radius 450.00 feet and a central angle of 11°47’34”, a distance of 92.62 feet and a chord bearing of, South 69°26’22” West for 92.45 feet to a Rebar set and being the point BEGINNING. From said point of beginning, proceeding the following courses and distances: Southwesterly along a curve to the left of radius 50.00 feet and a central angle of73’05’34”, a distance of 63.78 feet and a chord bearing of, South 38°47’07” West 59.54 feet; THENCE to a point of non-tangent line; THENCE South 79° 53’00” West, a distance of 658.07 feet; THENCE North 38°00’00” west a distance of 340.00 feet; THENCE North 52°20’43” West a distance of 384.98 feet; THENCE South 89°23’40” East, a distance of 194.38 feet; THENCE North 80°11’20” East a distance of 304.59 feet; THENCE South 89°00’40” East a distance of 100.09 feet; THENCE South 85° 01’40” East a distance of 86.83 feet; THENCE North 79°53’ 00” East a distance of 182.00 feet; THENCE North 80°37’ 40” East a distance of 69.03 feet; THENCE South 17°19’40” East a distance of 460.00 feet; THENCE to a non-tangent point of curvature; THENCE easterly on a curve to the left having a radial bearing of, -6-

North 02°32’34” East a radius of 450.00 feet and a central angle of 17°12’26”, a distance of 135.15 feet and a chord bearing of, North 83°56’21” East a chord distance of 134.64 feet to the place or point of BEGINNING. FOR INFORMATION ONLY: SECTION 7.60 BLOCK 3 LOT 2 404 FIELDCREST DRIVE ELMSFORD, NY -7-